UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
______________

FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 30, 2006
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NESTOR, INC.
(Exact name of registrant as specified in its charter)
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Delaware
(State or other jurisdiction of incorporation)
0-12965	13-3163744
(Commission File Number)	(IRS Employer Identification Number)

42 Oriental Street, Providence, Rhode Island 02908
(Address of principal executive offices)

(401) 274-5658
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events

On May 30, 2006, Nestor, Inc. (“Nestor”) announced that William Danzell, President and CEO, will be presenting at Cowen and Company’s 34th Annual Technology Conference on Wednesday, May 31, 2006. Mr. Danzell will present from 10:30AM until 11:00AM. The presentation will be available online both live during the conference and in an archived version at http://www.corporate-ir.net/ireye/confLobby.zhtml?ticker=NEST&item_id=1325731 and through the Nestor website, www.nestor.com. The archived version will be available from approximately one hour after the end of Mr. Danzell’s presentation until Tuesday, June 6th at approximately 11:59PM. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits
(c) Exhibits
Exhibit No.  Description
   99.1   Press Release dated May 30, 2006 regarding Cowen and Company’s 34th Annual Technology Conference

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
NESTOR, INC.

By:	/s/ Tadas A. Eikinas
Tadas A. Eikinas
Chief Operating Officer

Date: May 30, 2006